EGA EMERGING GLOBAL SHARES TRUST

Supplement dated October 3, 2012 to the Statement of Additional Information dated July 19, 2012, for

EGShares Beyond BRICs ETF (the “Fund”)

The following supplements the information included in the Fund’s Statement of Additional Information.

Information in the creation/redemption transaction fee table relating to the Fund under the heading “CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS – Creation Transaction Fee” is replaced in its entirety with the following:

Fund	Standard Creation/Redemption Transaction Fee	Maximum Creation/Redemption Transaction Fee
EGShares Beyond BRICs ETF	$1,000	$2,500